
Table of Contents

Letter to Shareholders.................   1
Performance Results....................   3
Portfolio Management Review............   4
Portfolio of Investments...............   7
Statement of Assets and Liabilities....  18
Statement of Operations................  19
Statement of Changes in Net Assets.....  20
Statement of Cash Flows................  21
Financial Highlights...................  22
Notes to Financial Statements..........  23


PRIT SAR 3/96


Letter to Shareholders


March 6, 1996

Dear Shareholder,
  The economic climate of the past six months has been characterized by low interest rates, low inflation, and slow but steady growth. These conditions, in combination with corporate cost-cutting efforts, have contributed to the improved profitability of many American businesses.
  As a result, we believe that corporations, in general, are in a better position to support their debt obligations, (e.g., make interest payments and adhere to the terms of their loan agreements). Additionally, loan transactions have tended to involve larger equity components and lower-cost debt, so the credit quality of bank loans overall has remained strong.
  Activity in the market for senior secured bank loans has reflected a growing confidence on the part of lenders and investors. According to the Loan Pricing Corporation, syndicated loan volume was up sharply, with transactions totaling more than $100 billion for 1995. This reflects a 24 percent increase from the previous year.
  Still, the twists and turns of the financial markets reinforce the importance of maintaining a long-term perspective for your investments. While the environment for business remains positive, a downturn is always possible. Consequently, Jeff Maillet, the Trust's portfolio manager, remains committed to pursuing established loan issues with proven credit quality.


[PHOTO]
Dennis J. McDonnell and Don G. Powell



Economic Overview
  Economic growth slowed during the second half of 1995, as measured by the gross domestic product (the value of all goods and services produced in the United States), growing at an annual rate of 2 percent in the fourth quarter of 1995. Final numbers for the Consumer Price Index showed prices escalating by a modest 2.5 percent during the 1995 calendar year.
  In anticipation of continued slow growth and low inflation, the Federal Reserve Board once again lowered short-term interest rates in January, the third cut in seven months. Most major banks followed suit by reducing their prime interest rate. Ultimately, the impact of lower interest rates will manifest itself on the senior loan market in the form of lower dividend potential for those who invest in this market.
  All told, the cut in short-term rates, combined with modest growth forecasts, was viewed by the financial markets as a positive event, pushing up both stock and bond prices. The yield on 10-year Treasury notes fell from 6.43 percent on July 31, 1995, to 5.58 percent on January 31, 1996. Corporate earnings remained quite strong during 1995. The strongest sectors were technology and finance, which benefited from the impact of the Internet, telecommunications deregulation and bank mergers. U.S. companies with global operations also did well, aided by a declining U.S. dollar versus several foreign currencies.


Continued on page two


1


Economic Outlook
  Looking ahead, we are cautiously optimistic. We expect the economy to grow at a rate of 2 to 3 percent throughout 1996, with growth stronger in the second half of the year as the full impact of the Fed's rate cuts take effect. Many observers expect the Fed to cut rates further if Congress and the President are able to reach an agreement on the federal budget, provided economic conditions justify further easing. Lower rates will have the greatest impact on interest-sensitive industries, such as housing. Although inflation appears to be under control, there probably will be some cyclical upward pressure in 1996.
  Since the Trust's inception in 1989, we believe the banking industry has made significant progress in its efforts to improve the quality of loan portfolios. Institutions have insisted on more traditional capital structures in their leveraged lending to U.S. corporations, resulting in more conservative debt-to-cash-flow ratios (ranging from 4-1 to 6-1, compared to the 9-1 ratios common in the late 1980s). Although all of the loans in the Trust may not meet this criteria, the Trust's management has taken steps to limit exposure to potential credit deterioration by placing a priority on maintaining a strict review process for all loans they consider for acquisition.
  During recent months, debate over tax reform and the federal deficit has dominated the agenda in Washington. Now that we are in a presidential election year, tax reform likely will replace the budget battle as the top issue on Capitol Hill. There has been varied speculation about the impact of these issues on the economy and on various types of investments. We are following the tax reform debate very closely, and we will keep you updated on this issue through out the year. See the winter issue of "Your Portfolio" for a detailed discussion of tax reform.
  On the following pages, you can read about your Trust's performance during the past six months, as well as the portfolio manager's outlook for the Trust in the coming months.

Corporate News
  As part of our commitment to helping you achieve your investment goals, Van Kampen American Capital strives to provide shareholders with the best service in the mutual fund industry. That is why we are especially pleased to have received the 1995 Quality Tested Service Seal, which is awarded annually by DALBAR, Inc., an independent research firm. The Seal, which symbolizes the achievement of the highest tier of service in the mutual fund industry, was awarded to American Capital annually from 1990 to 1994, and we are honored that the service provided by Van Kampen American Capital has achieved the same level of excellence.

Sincerely,



Don G. Powell                Dennis J. McDonnell
Chairman                     President
Van Kampen American Capital  Van Kampen American Capital
Investment Advisory Corp.    Investment Advisory Corp.




2

Performance Results for the Period Ended January 31, 1996

Van Kampen American Capital Prime Rate Income Trust

Total Returns

One-year total return<F1>.........................      8.07%
Five-year average annual total return<F1>.........      7.17%
Life-of-Trust average annual total return<F1>.....      7.81%
Commencement date.................................  10/04/89
Distribution rate<F2>.............................      7.54%

Share Valuations

Net asset value on 01/31/96.......................  $  10.02
Six-month high net asset value....................  $  10.05
Six-month low net asset value.....................  $  10.02

<F1>Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of any early withdrawal charges.

<F2>Distribution rate is based upon the offering price and the monthly annualized distributions of the Trust as of January 25, 1996.

Past performance does not guarantee future results. Distribution rates and net asset value may fluctuate with market conditions. Trust shares, when tendered, may be worth more or less than their original cost.

This report is intended for shareholders of the Trust and may not be used as sales literature with prospective investors unless it is preceded or accompanied by the Trust's current prospectus, which gives more complete information about charges and expenses, investment objectives and operating policies. Prospective investors should read the prospectus carefully before investing or sending money.


3



Portfolio Management Review

We recently spoke with the portfolio manager of the Van Kampen American Capital Prime Rate Income Trust about the key events and economic forces which shaped the markets during the first half of the Trust's fiscal year. The Trust's portfolio manager, Jeffrey W. Maillet, senior vice president of Van Kampen American Capital Investment Advisory Corp., has been responsible for the day to day management of the Trust's portfolio since its inception. The following excerpts reflect his views on the Trust's performance during the six-month period ended January 31, 1996.


Q: What is your assessment of the Trust's performance at the mid-point of its current fiscal year?


A: The Trust has performed as it was designed to perform. Its distribution rate*, as of January 31, 1996, was 7.54 percent,<F2> which represents a significant advantage over a number of the short-term, fixed-income investment alternatives available in the marketplace. Its net asset value (NAV) has remained relatively stable during this period, fluctuating within a narrow range of just $.03 per share (between $10.02 and $10.05). The combination of relatively high current income and relatively stable NAV is exactly the kind of performance we strive for as we pursue the Trust's investment objective of high current income, consistent with preservation of capital.
  Overall, we're comfortable in saying that the Trust has achieved its objective not only over the past six months, but over its entire six-year history. The NAV has varied by as little as $.10 per share, yet we've achieved a cumulative total return of 61.05 percent<F1> and an average annual total return of 7.81 percent<F1> (at NAV), for shareholders who've been with the Trust since its inception (October 4, 1989 through January 31, 1996). For a look at the Trust's one-year, 5-year and Life-of-Trust total return please refer to the chart on page three.

*Distribution rate is based on a monthly dividend of $.0630 per share. The Trust's monthly dividend was reduced in February 1996 to $.0605 per share, providing a distribution rate of 7.25 percent.


Q: How has the Trust been affected by the interest rate environment of the past six months?


A: As detailed in the Letter to Shareholders, interest rates have been trending lower, which has had a direct impact on the Trust. The Trust invests primarily in senior loans that pay interest at a floating or variable rate. Therefore, the amount of current income the Trust earns will fluctuate with interest rate movements.
  Specifically, the Trust's loans are pegged to either the prime rate or LIBOR (the London Interbank Offered Rate), two key short-term base interest rates. Historically, the prime rate has been the rate banks charge their most creditworthy customers, and LIBOR has been the base rate banks charge the largest corporate borrowers. More recently, with the growth of home equity lines of credit, prime has come to represent more of a retail-based lending rate, while LIBOR has supplanted prime as the rate most corporate loans are pegged to in the United States. Currently, approximately 94 percent of the Trust's long-term senior loans are LIBOR-based. Since the average rate reset date for these loans is approximately 54 days, the Trust's yield is likely to reflect changes in LIBOR shortly thereafter.


4

[PIE CHART]
Portfolio Composition as of January 31, 1996

Other*                             25.8%
Manufacturing                      13.4%
Retail                              9.8%
Paper                               9.3%
Radio and Television Broadcasting   8.8%
Cable                               8.2%
Food Stores                         7.7%
Food/Beverage                       6.5%
Entertainment/Leisure               6.4%
Printing                            4.1%


*Other consists of 12 sectors each less than 4%.



For example, the Trust's dividend was reduced in December 1995, reflecting a lower LIBOR rate, and again in February 1996, reflecting a reduction in the prime rate. On the other hand, when interest rates increase, we have the ability to periodically adjust the dividend upward. For example, the Trust's dividend was increased seven times in 1994 and once again in 1995, reflecting increases in interest rates.
  The Trust has a history of proven performance, having minimized fluctuations in net asset value, while providing investors with a competitive level of current income. Although the Trust has been able to fulfill its objective thus far, a portfolio of senior loans does involve credit risk and risks that may not be associated with alternative investments.


Q: Have you made any significant changes to your portfolio strategy?

A: The Trust's holdings are currently more widely varied than at any point in the Trust's history. This variation is beneficial in the event of an economic slowdown, because the portfolio is not dependent upon any single type of issue. As of January 31, 1996, the portfolio held 172 different issues, representing 21 distinct industry groups. The average size per issue was $18.8 million, or just
0.48 percent of net assets.
  We continue to carefully evaluate the credit quality of the loans we are considering and those we currently hold. We prefer those loans issued by recognizable companies. For example, our holdings currently include issues from Bell & Howell, Case Corporation, Fort Howard, General Nutrition, National Gypsum, Playtex, Revlon, Six Flags Theme Parks, Viacom, Westinghouse, and Ziff-Davis Publishing. While these companies may be familiar to you, the senior loans they issue do involve credit risks.
  We have also expanded our holdings in industries that we believe have excellent growth prospects. The radio and television broadcasting sector (representing 8.8 percent of long-term investments) should benefit from a strong advertising environment attributable to the upcoming summer Olympics and the presidential election in November. The cable television industry (8.2 percent) continues to show strong consumer demand, and the wireless telecommunications sector (3.6 percent) should benefit from federal regulatory action which would spur price competition and stimulate consumer demand.



5



Q:  What is your outlook for the Trust in the months ahead?


A: We will continue to focus on what we consider to be a successful formula-- concentrating on issues from U.S. companies that offer basic goods or services and companies that have established their ability to ride out economic downturns. Our approach to the market will be as long-term, value-oriented investors.
  Additionally, we will keep an open eye for opportunities to obtain interests in senior loans that are issued by companies with good management, solid market prospects and sustainable demand for their products or services. These are the kinds of issues that we expect to provide a degree of relative stability to our portfolio, while generating an attractive level of current income.



Jeffrey W. Maillet
Portfolio Manager


Please see footnotes on page three


6

Portfolio of Investments
January 31, 1996 (Unaudited)
-----------------------------------------------------------------------------------------------------------
Principal
Amount                                                                  Stated
(000)      Borrower                                                     Maturity*               Value
-----------------------------------------------------------------------------------------------------------
          Variable Rate** Senior Loan Interests
          Aerospace/Defense 1.6%
$ 17,776  Alliant Techsystems, Inc., Term Loan - Manufacturer of
          ordnance, composite metals...................................  03/15/01              $  17,858,060
   5,668  Grimes Aerospace Co., Term Loan - Airplane electronics
          manufacturer.................................................  12/31/99                  5,414,791
   1,889  Grimes Aerospace Co., Revolving Credit.......................  12/31/99                  1,807,927
  19,800  Gulfstream Delaware Corp., Term Loan - Aircraft
          manufacturer.................................................  03/31/98                 19,809,011
  12,000  Howmet Acquisition Co., Term Loan - Manufacturer of
          aerospace supplies...........................................  11/20/02 to 05/20/03     12,046,521
   5,750  Sperry Marine, Inc., Term Loan - Manufacturer of
          navigational instruments.....................................  11/12/00                  5,764,880
                                                                                               -------------
                                                                                                  62,700,190
                                                                                               -------------
          Building/Housing 2.8%
  54,950  National Gypsum Co., Term Loan - Wallboard manufacturer......  09/20/03                 55,253,052
   9,044  Overhead Door Corp., Term Loan - Manufacturer of garage
          doors and openers............................................  08/18/99                  9,019,826
   3,109  Overhead Door Corp., Revolving Credit........................  08/18/99                  3,088,353
  19,840  PrimeCo, Inc., Term Loan - Equipment leasing.................  12/31/00                 19,909,962
   3,600  RSI Home Products, Inc., Term Loan - Bath and kitchen
          cabinet manufacturer.........................................  11/30/99                  3,666,376
  20,000  Walter Industries, Inc., Term Loan - Home builder............  01/22/03                 20,039,507
                                                                                               -------------
                                                                                                 110,977,076
                                                                                               -------------
          Cable 6.8%
   3,832  Alexcom Limited Partnership, Term Loan - Cellular telephone
          systems operator.............................................  06/30/20                  3,766,575
   9,499  Cable Services Group, Inc., Term Loan - Cable systems
          billing service..............................................  11/30/01                  9,526,693
  62,000  Charter Communications, Term Loan - Cable television systems
          operator.....................................................  12/31/03 to 12/31/04     62,427,068
  21,500  Classic Cable, Inc., Term Loan - Cable television systems
          operator.....................................................  06/30/05                 21,722,956
  16,887  Coaxial Communications of Central Ohio, Term Loan - Cable
          television systems operator..................................  12/31/99                 16,848,200
  14,968  Continental Cablevision, Revolving Credit - Cable television
          systems operator.............................................  10/10/03                 15,021,467
  38,000  Falcon Cable Media, Term Loan - Cable television systems
          operator.....................................................  06/15/03                 38,226,028
   7,000  James Cable Partners, Term Loan - Cable television systems
          operator.....................................................  06/30/00                  7,092,781
     300  James Cable Partners, Revolving Credit.......................  06/30/00                    313,196


7  See Notes to Financial Statements




Portfolio of Investments (Continued)

January 31, 1996 (Unaudited)
----------------------------------------------------------------------------------------------------------------
Principal
Amount                                                                       Stated
(000)       Borrower                                                         Maturity*             Value
----------------------------------------------------------------------------------------------------------------
            Variable Rate** Senior Loan Interests (Continued)
            Cable (Continued)
$   65,313  Marcus Cable Operations, Term Loan - Cable television systems operator.......................................................  12/31/02 to 04/30/04  $  66,127,272
     2,813  Marcus Cable Operations, Revolving Credit......................  12/31/02                  3,035,549
     8,711  Maryland Cable, Term Loan - Cable television systems
            operator.......................................................  12/31/02                  8,735,823
     8,500  Northland Cable Television, Inc., Term Loan - Cable television
            systems operator...............................................  09/30/03                  8,529,692
     4,756  Viacom Cablevision, Term Loan - Cable television systems
            operator.......................................................  07/01/02                  4,775,978
                                                                                                   -------------
                                                                                                     266,149,278
                                                                                                   -------------
            Chemical 1.5%
    10,860  AEP Industries, Inc., Term Loan - Manufacturer and
            converter of plastic products..................................  07/31/02                 10,902,215
     9,250  Cedar Chemicals Corp., Term Loan - Manufacturer of
            fertilizer.....................................................  10/30/03                  9,335,878
     2,235  Findley Adhesives, Inc., Term Loan - Industrial glue
            manufacturer...................................................  12/31/97                  2,201,841
     9,000  Freedom Chemical Co., Term Loan - Manufacturer of specialty
            chemicals......................................................  06/30/02                  8,950,955
    10,000  Hampshire Chemical Co., Term Loan - Manufacturer of specialty
            chemicals......................................................  09/01/03                 10,043,639
     3,240  Rheox, Inc., Term Loan - Chemical additives manufacturer.......  12/31/97                  3,192,157
    12,573  Thoro System Products, Inc., Term Loan - Manufacturer of
            chemicals for construction industry............................  12/20/02                 12,508,938
                                                                                                   -------------
                                                                                                      57,135,623
                                                                                                   -------------
            Electric/Electronics 1.0%
       417  Bell & Howell Co., Revolving Credit - Electronic storage and
            information systems............................................  07/31/98                    430,992
     6,384  Bell & Howell Co., Term Loan...................................  12/31/99                  6,400,813
    25,496  Berg Electronics, Inc., Term Loan - Manufacturer of electronic
            connectors.....................................................  03/31/00 to 03/31/01     25,499,356
     8,358  Rowe International, Inc., Term Loan - Manufacturer of
            jukeboxes and electronic equipment.............................  12/31/96                  7,947,846
                                                                                                   -------------
                                                                                                      40,279,007
                                                                                                   -------------
            Entertainment/Leisure 5.3%
     8,333  Amfac Parks, Inc., Term Loan - Operator of national parks......  09/30/02                  8,416,474
     8,147  Cobblestone Golf, Revolving Credit - Owner and operator of
            golf courses...................................................  09/30/01                  8,227,118
     2,165  DW Investment, Inc., Term Loan - Communications and
            entertainment conglomerate.....................................  08/09/00                  2,179,025
     6,000  H.E.C. Investments, Inc., Term Loan - Fitness club operator....  12/31/00                  6,049,182

8  See Notes to Financial Statements




Portfolio of Investments (Continued)

January 31, 1996 (Unaudited)
--------------------------------------------------------------------------------------------------------------
Principal
Amount                                                                     Stated
(000)       Borrower                                                       Maturity*             Value
--------------------------------------------------------------------------------------------------------------
            Variable Rate** Senior Loan Interests (Continued)
            Entertainment/Leisure (Continued)
$   30,000  Marvel Entertainment, Term Loan - Children's magazine
            publisher....................................................  02/28/02              $  30,128,266
    37,000  Marvel IV Holdings, Term Loan - Comic books, sports cards,
            and outdoor equipment........................................  09/01/97                 37,418,208
    25,000  Metro-Goldwyn-Mayer, Term Loan - Movie/television producer...  04/15/97                 25,187,907
    11,867  Orion Pictures Corp., Term Loan - Theatrical production......  12/31/00                 11,955,518
    26,167  Six Flags Theme Park, Term Loan - Theme park operator........  06/23/03                 26,279,090
     7,382  Spalding & Evenflo Cos., Inc., Term Loan - Manufacturer of
            sporting goods...............................................  10/14/02                  7,427,451
     9,700  The U.S. Playing Card Co., Term Loan - Manufacturer/
            distributor of playing cards.................................  09/30/02                  9,680,375
    33,479  Viacom, Inc., Term Loan - Entertainment media/television
            programming..................................................  07/01/02                 33,613,042
                                                                                                 -------------
                                                                                                   206,561,656
                                                                                                 -------------
            Finance 1.1%
     8,000  American Life Holdings, Term Loan
            Life insurance company.......................................  04/15/03                  8,029,439
     6,503  Ark Asset Holdings, Inc., Term Loan - Institutional money
            manager......................................................  11/30/01                  6,546,677
    12,500  Blackstone Capital Co., Term Loan - Financial services.......  01/13/97                 12,456,374
    16,684  Conseco, Inc., Revolving Credit - Life insurance company ....  02/01/01 to 08/31/01     16,800,679
                                                                                                 -------------
                                                                                                    43,833,169
                                                                                                 -------------
            Food/Beverage 5.4%
     9,500  American Italian Pasta Co., Term Loan - Pasta products
            producer.....................................................  12/29/00                  9,548,778
    11,500  Amerifoods, Inc., Term Loan - Manufacturer of snack foods
            and bakery products..........................................  06/30/01 to 06/30/02      9,803,396
     3,500  Edwards Baking Corp., Term Loan - Manufacturer of bakery
            products.....................................................  10/31/02                  3,515,948
    17,061  Foodbrands America, Term Loan - Manufacturer of food
            products.....................................................  01/15/00                 17,163,708
       733  G. Heileman Brewing Co., Revolving Credit - Beverage brewing
            company......................................................  12/31/98                    707,603
    13,394  G. Heileman Brewing Co., Term Loan...........................  12/31/00                 12,070,090
    10,000  IM Stadium, Inc., Term Loan - Sports stadium concessions.....  12/31/02 to 12/31/03     10,099,129
     2,845  PSF Finance L.P., Term Loan - Integrated pork producer.......  12/23/99                  3,406,673
     9,852  President Baking Co., Inc., Term Loan - Bread/bread products
            manufacturer.................................................  09/29/00                  9,807,934
    47,463  S.C. International Services, Term Loan - In-flight food
            services.....................................................  09/30/00 to 09/30/03     47,779,275

9  See Notes to Financial Statements




Portfolio of Investments (Continued)

January 31, 1996 (Unaudited)
--------------------------------------------------------------------------------------------------------------
Principal
Amount                                                                   Stated
(000)       Borrower                                                     Maturity*             Value
--------------------------------------------------------------------------------------------------------------
           Variable Rate** Senior Loan Interests (Continued)
           Food/Beverage (Continued)
$  14,250  Select Beverages, Inc., Term Loan - Independent bottler.....  06/30/01 to 06/30/02  $  14,379,997
   51,504  Silgan Corp., Term Loan - Manufacturer of food cans.........  12/31/00 to 03/15/02     51,590,966
    2,463  Silgan Corp., Revolving Credit..............................  12/31/00                  2,463,002
    3,281  Tom's Foods, Inc., Term Loan - Snack foods producer/
           distributor.................................................  12/31/98                  2,788,572
   15,290  U.S. Food Service, Inc., Term Loan  Wholesale
           food distributor............................................  12/31/98 to 06/30/00     15,295,165
                                                                                                --------------
                                                                                                 210,420,236
                                                                                                --------------
           Food Stores 6.4%
    9,600  Big V Supermarkets, Inc., Term Loan - Northeastern retail
           food chain operator.........................................  03/15/00                  9,603,013
   62,694  Bruno's, Inc., Term Loan - Southeastern retail food chain
           operator....................................................  02/18/03 to 02/18/05     63,284,506
   10,000  Carr-Gottstein Foods, Term Loan - Alaska based retail food
           chain operator..............................................  12/31/02                 10,019,103
   42,199  Dominick's Finer Foods, Inc., Term Loan - Illinois based
           retail food chain operator..................................  03/31/02 to 09/30/03     42,671,229
   20,128  Grand Union Co., Term Loan - New York based retail food
           chain operator..............................................  06/15/02                 20,161,451
    7,733  Harvest Foods, Inc., Term Loan - Mississippi based retail
           food chain operator.........................................  06/30/02                  7,700,392
   30,747  Pathmark Stores, Inc., Term Loan - New Jersey based retail
           food chain operator.........................................  07/31/98 to 10/31/99     30,877,936
    1,068  Pathmark Stores, Inc., Revolving Credit.....................  07/31/98                  1,075,766
    1,169  Ralph's Grocery Co., Revolving Credit - Los Angeles,
           California based retail food chain operator.................  06/15/01                  1,190,082
   47,006  Ralph's Grocery Co., Term Loan..............................  06/15/01 to 02/15/04     47,645,928
   14,684  Star Markets Co., Inc., Term Loan - New England based
           retail food chain operator..................................  01/31/02 to 12/31/02     14,718,061
                                                                                               -------------
                                                                                                 248,947,467
                                                                                               -------------
           Fuel Retailer 0.6%
   15,000  National Propane Corp., Term Loan - Propane gas
           distributor.................................................  03/31/03                 14,921,550
    3,800  Petro PSC Properties, L.P., Term Loan - Multi-service
           truck-stop operator.........................................  05/18/01                  3,818,395
    3,219  Truckstops of America, Inc., Term Loan - Interstate
           fueling stations operator...................................  12/10/00                  3,189,873
                                                                                               -------------
                                                                                                  21,929,818
                                                                                               -------------



10  See Notes to Financial Statements



Portfolio of Investments (Continued)

January 31, 1996 (Unaudited)
--------------------------------------------------------------------------------------------------------------
Principal
Amount                                                                     Stated
(000)       Borrower                                                       Maturity*             Value
--------------------------------------------------------------------------------------------------------------
          Variable Rate** Senior Loan Interests (Continued)
          Healthcare  1.6%
$ 17,466  Dade International, Inc., Term Loan - Medical equipment manufacturer/marketer...........................................  12/31/01 to 06/30/03  $  17,435,268
   4,988  Graphic Controls Corp., Term Loan - Manufacturer of medical
          equipment.......................................................  09/28/03                  5,014,795
  18,500  Merit Behavioral Corp., Term Loan - Psychiatric hospital
          operator........................................................  10/06/03                 18,607,684
  13,322  Tenet Healthcare, Term Loan - Hospital operator.................  08/31/01                 13,474,832
     418  Tenet Healthcare, Revolving Credit..............................  08/31/01                    455,338
   8,587  Unilab Corp., Term Loan - Clinical laboratory testing...........  05/15/02                  8,638,438
                                                                                                  -------------
                                                                                                     63,626,355
                                                                                                  -------------
          Manufacturing  11.1%
  12,469  Calmar, Inc., Term Loan - Manufacturer of dispensing and
          spray products..................................................  09/15/03 to 03/15/04     12,530,773
  19,546  Case Corp., Term Loan - Manufacturer of farm and construction
          equipment.......................................................  09/15/20                 19,725,715
   2,087  Collins & Aikman Products Co., Revolving Credit-Manufacturer of
          auto interiors, home interiors and wallpapers...................  06/30/01                  2,087,701
  56,668  Collins & Aikman Products Co., Term Loan........................  01/12/02 to 06/30/03     56,701,816
   9,697  Dal-Tile Group, Inc., Revolving Credit - Ceramic tile and floor
          covering manufacturer/retailer..................................  01/09/98                  9,585,451
  10,021  Ebel USA, Inc., Term Loan - Manufacturer of luxury time
          pieces..........................................................  09/30/01                 10,102,666
   5,462  Essex Group, Inc., Term Loan - Manufacturer of electrical wire
          and cable.......................................................  04/30/00                  5,478,052
   9,000  Fiberite, Inc., Term Loan - Manufacturer of composite fibers....  12/31/01                  9,060,117
  10,000  Headstrom Corp., Term Loan - Manufacturer of children's toys....  04/27/01                 10,058,823
  11,458  Health O Meter, Inc., Term Loan - Manufacturer of small
          appliances......................................................  08/15/01                 11,431,203
  63,000  Interco, Inc., Term Loan - Manufacturer of furniture............  03/29/03 to 03/29/04     63,152,020
   9,941  Intermetro Industries Corp., Term Loan - Manufacturer of
          metal/polymer storage products..................................  06/30/01 to 12/31/02      9,902,451
  16,225  International Wire Group, Term Loan - Manufacturer of auto,
          appliance, and communication wires..............................  09/30/02                 16,284,509
   7,000  IPC, Inc., Term Loan - Manufacturer of packaging materials......  09/30/01                  7,022,703
  30,000  Johnstown America, Term Loan - Manufacturer of railcars.........  03/31/03                 30,169,924
  30,000  K-Tec Holdings, Inc., Term Loan - Manufacturer of
          telecommunications equipment....................................  02/01/03 to 02/01/04     30,123,307
  26,377  Lear Seating Corp., Revolving Credit - Seat component
          manufacturer....................................................  09/30/01                 26,458,405



11 See Notes to Financial Statements


Portfolio of Investments (Continued)

January 31, 1996 (Unaudited)
--------------------------------------------------------------------------------------------------------------
Principal
Amount                                                                     Stated
(000)       Borrower                                                       Maturity*             Value
--------------------------------------------------------------------------------------------------------------
            Variable Rate** Senior Loan Interests (Continued)
            Manufacturing (Continued)
$    7,226  Merkle-Korff Industries, Term Loan - Manufacturer of
            electrical motors.........................................  09/22/01 to 03/15/03  $   7,315,841
    10,000  RBX Corp., Term Loan - Manufacturer of rubber products....  12/31/03                 10,056,348
     1,111  Samsonite Corp., Term Loan - Manufacturer of luggage......  07/14/00                  1,111,674
       178  Samsonite Corp., Revolving Credit.........................  07/14/00                    177,797
    10,626  Stanadyne Automotive, Term Loan - Manufacturer of diesel
            injection devices and engine parts........................  12/31/01                 10,688,777
     7,861  The Hawk Group of Cos., Inc., Term Loan - Manufacturer of
            powdered metals...........................................  06/30/02                  7,920,577
    11,866  The Pullman Co., Term Loan - Diversified manufacturer,
            primarily in the transportation sector....................  12/31/99                 11,953,961
     5,873  The Pullman Co., Revolving Credit.........................  12/31/99                  5,918,734
    19,600  Thompson Minwax Co., Term Loan - Manufacturer of wood
            stains and finishing products.............................  12/31/02                 19,695,500
    30,000  UCAR International, Inc., Term Loan - Manufacturer of
            graphite/carbide electrodes...............................  12/31/02                 30,078,044
                                                                                              -------------
                                                                                                434,792,889
                                                                                              -------------
            Paper 7.7%
    75,000  Fort Howard Corp., Term Loan - Paper manufacturer.........  03/31/02 to 12/31/02     75,595,684
    88,213  Jefferson Smurfit Corp., Term Loan - Corrugated paper
            products manufacturer.....................................  04/30/01 to 04/03/02     88,547,687
     7,995  Mail-Well Corp., Term Loan - Manufacturer of envelopes
            and graphic printers......................................  07/31/98 to 07/31/03      8,093,903
     1,069  Mail-Well SPX, Term Loan - Manufacturer of envelopes
            and graphic printers......................................  07/31/03                  1,077,421
     2,654  Mail-Well SPX, Revolving Credit...........................  07/31/03                  2,677,262
    35,280  S.D. Warren Co., Term Loan - Coated-free paper
            manufacturer..............................................  12/20/02                 35,549,445
    67,500  Stone Container Corp., Term Loan - Paper products
            manufacturer..............................................  04/01/00                 67,459,980
    23,142  Williamhouse Regency, Term Loan - Converter and
            distributor of paper products.............................  10/31/00 to 04/30/04     23,343,629
                                                                                              -------------
                                                                                                302,345,011
                                                                                              -------------
            Personal/Non-Durable 2.8%
    19,840  Mary Kay Cosmetics, Term Loan - Direct cosmetic sales.....  12/06/02                 19,989,838
    40,000  Playtex Products, Inc., Term Loan - Manufacturer of
            beauty aid and hygiene products...........................  06/30/02                 40,180,453
    50,000  Revlon Consumer Products Corp., Term Loan - Manufacturer
            of cosmetics..............................................  06/30/97                 50,683,372
                                                                                              -------------
                                                                                                110,853,663
                                                                                              -------------


12 See Notes to Financial Statements




Portfolio of Investments (Continued)

January 31, 1996 (Unaudited)
--------------------------------------------------------------------------------------------------------------
Principal
Amount                                                                    Stated
(000)     Borrower                                                        Maturity*             Value
--------------------------------------------------------------------------------------------------------------
          Variable Rate** Senior Loan Interests (Continued)
          Printing  3.4%
$ 26,136  American Media Operations, Inc., Term Loan
          Magazine/newspaper publisher..................................  09/30/02              $  26,097,932
  30,000  Journal News, Inc., Term Loan - Multiple newspaper printer....  12/31/01 to 05/01/03     30,115,324
  20,000  K III Communications, Term Loan - Tabloids, magazines and
          other media producer..........................................  05/01/03                 20,139,752
   7,222  Polyfibron Technologies, Term Loan - Textile manufacturer.....  12/31/01                  7,276,224
  48,484  Ziff-Davis Publishing Co., Term Loan - Publisher of computer
          magazine......................................................  12/31/01 to 12/31/02     48,755,367
                                                                                                -------------
                                                                                                  132,384,599
                                                                                                -------------
          Radio and Television Broadcasting 7.3%
  23,320  A-3 Acquisition, Inc., Term Loan - Television
          station operator..............................................  12/31/03                 23,434,729
     448  A-3 Acquisition, Inc., Revolving Credit.......................  12/31/03                    454,300
  44,000  E.H. & F., Inc., Term Loan - Outdoor media....................  06/30/02 to 12/31/03     44,349,823
  34,475  Ellis Communications, Inc., Term Loan - Southeastern U.S.
          television station owner/operator.............................  03/31/02 to 03/31/03     34,595,318
  10,100  Granite Broadcasting, Term Loan - Midwestern television
          station owner/operator........................................  12/31/01                 10,129,084
     400  Granite Broadcasting, Revolving Credit........................  12/31/01                    415,815
  11,500  Granum Finance Partners, Term Loan - Radio station
          owner/operator................................................  12/31/02                 11,540,487
  15,000  NWC Acquisition Corp., Term Loan - Television production and
          broadcasting..................................................  09/30/01                 15,033,412
  19,130  River City Broadcasting, L.P., Revolving Credit - Midwestern
          radio station owner/operator..................................  06/30/01                 19,193,689
  20,000  River City Broadcasting, L.P., Term Loan......................  12/31/02                 20,072,404
  13,415  SKTV, Inc., Term Loan - Television station owner/operator.....  07/31/02                 13,351,879
   7,199  Smith Television, Term Loan - Television station
          owner/operator................................................  12/31/02                  7,270,619
   8,530  U.S. Radio Holdings, Inc., Term Loan - Radio station
          owner/operator................................................  12/31/01 to 09/30/03      8,591,234
  75,000  Westinghouse Electric, Term Loan - Radio and television
          broadcaster...................................................  05/24/98 to 11/24/02     75,326,016
                                                                                                -------------
                                                                                                  283,758,809
                                                                                                -------------



13  See Notes to Financial Statements



Portfolio of Investments (Continued)

January 31, 1996 (Unaudited)
------------------------------------------------------------------------------------------------
Principal
Amount                                                                   Stated
(000)     Borrower                                                       Maturity* Value
------------------------------------------------------------------------------------------------
          Variable Rate** Senior Loan Interests (Continued)
          Restaurants 0.6%
$ 13,512  America's Favorite Chicken Co., Term Loan - Church's and
          Popeye's Fried Chicken restaurants...........................  11/05/98  $  13,512,213
   1,210  Carvel Corp., Term Loan - Soft ice cream products
          franchiser...................................................  12/31/98      1,210,573
   6,969  Long John Silver's Restaurants, Inc., Term Loan - Retail
          seafood restaurant owner/operator............................  09/30/97      6,970,996
                                                                                   -------------
                                                                                      21,693,782
                                                                                   -------------
          Retail 8.2%
     300  American Blind and Windows, Term Loan - Wallcover
          distributor..................................................  06/30/96        299,771
  32,500  Camelot Music, Inc., Term Loan - Retail distributor of music
          and video cassettes..........................................  02/28/02     32,500,000
  17,600  Color Tile, Inc., Term Loan - Ceramic tile and floor
          covering retailer<F4>........................................  12/31/98     12,362,884
  10,000  Duane Reade, Term Loan - Retail drug store...................  09/30/99     10,004,012
   9,200  Eckerd Corp., Term Loan - Retail drug store..................  11/29/00      9,205,553
  27,401  Federated Department Stores, Inc., Term Loan - National
          department store chain.......................................  03/31/00     27,804,659
   9,245  Federated Department Stores, Inc., Revolving Credit..........  03/31/00      9,622,376
  12,396  General Nutrition, Inc., Term Loan - Vitamin, mineral and
          food supplement manufacturer and retailer....................  06/30/01     12,420,501
   1,875  General Nutrition, Inc., Revolving Credit....................  06/30/01      1,875,173
   5,226  Luxottica U.S. Holdings, Revolving Credit -
          Manufacturer/distributor of eyeglasses.......................  06/30/01      5,246,743
  18,379  Luxottica U.S. Holdings, Term Loan...........................  06/30/01     18,410,165
   7,485  Nebraska Book Co., Term Loan - Used book distributor.........  10/31/03      7,557,092
  11,114  Nine West Group, Inc., Term Loan - Shoe designer and
          retailer.....................................................  10/01/01     11,115,695
  40,000  Payless Cashways, Inc., Term Loan - Building products
          retailer.....................................................  11/18/00     40,094,707
  10,998  Peebles, Inc., Term Loan - Mid-Atlantic retailer.............  06/09/02     11,366,064
  33,000  QVC Programming, Term Loan - Home shopping
          television network...........................................  01/31/04     33,195,750
  54,655  Saks & Co., Term Loan - Retail fashions and accessories......  06/30/00     54,986,500
     730  Service Merchandise, Revolving Credit - Catalog retailer.....  06/08/99        863,339
  19,749  Thrifty Payless, Inc., Term Loan - Retail drug store.........  09/30/01     19,844,494
                                                                                   -------------
                                                                                     318,775,478
                                                                                   -------------

14  See Notes to Financial Statements




Portfolio of Investments (Continued)

January 31, 1996 (Unaudited)
--------------------------------------------------------------------------------------------------------------
Principal
Amount                                                                     Stated
(000)      Borrower                                                        Maturity*             Value
--------------------------------------------------------------------------------------------------------------
           Variable Rate** Senior Loan Interests (Continued)
           Textiles 2.1%
$  11,500  American Marketing, Term Loan - Textile manufacturer..........  11/30/02              $  11,640,313
   23,830  Chicopee, Inc., Term Loan - Manufacturer of non-woven fabrics
           to medical industry...........................................  03/31/03                 24,000,902
    9,286  Hosiery Corp. of America, Term Loan - Manufacturer/direct
           mail marketer of women's hosiery..............................  07/31/01                  9,206,847
    7,572  Ithaca Industries, Inc., Term Loan - Undergarment and hosiery
           manufacturer..................................................  10/31/98                  7,578,062
   30,427  London Fog Industries, Inc., Term Loan........................  05/31/02                 28,916,551
                                                                                                 -------------
                                                                                                    81,342,675
                                                                                                 -------------
           Wireless Communications 3.0%
      556  Horizon Cellular, Term Loan - Cellular telephone systems
           operator......................................................  12/31/96                    556,147
    3,778  Horizon Cellular, Revolving Credit............................  09/30/99                  3,782,929
    7,500  Intesys Technologies, Inc., Term Loan - Equipment
           manufacturer for telecommunications/autos.....................  12/31/01                  7,554,265
   29,001  Mobilemedia Communications, Term Loan - Nationwide paging
           operator......................................................  06/30/02 to 06/30/03     29,010,279
    9,050  Skytel Corp., Revolving Credit - Paging and personal
           communications services operator..............................  12/31/01                  9,194,679
   39,257  Smart SMR of California, Inc., Term Loan - Cellular telephone
           systems operator..............................................  03/15/01                 39,257,000
   16,080  Western Wireless Corp., Revolving Credit - Cellular and
           personal communications services operator.....................  12/31/03                 16,380,154
   11,278  The Westlink Co., Term Loan - Cellular and personal
           communications services operator..............................  06/30/02 to 12/31/02     11,416,073
                                                                                                 -------------
                                                                                                   117,151,526
                                                                                                 -------------
           Other 2.6%
    6,913  Bankers Systems, Inc., Term Loan - Compliance services
           supplier......................................................  11/02/02                  6,941,646
   10,000  HG Holdings, Inc., Term Loan - Information processing.........  06/30/01                 10,097,409
   17,460  M.W. Manufacturers, Term Loan - Conglomerate..................  09/15/02                 17,618,706
   13,800  National Oilwell L.P., Term Loan - Oil equipment
           manufacturer..................................................  12/31/01                 13,875,535
   20,000  Primark Corp., Term Loan - Information services...............  06/30/02                 20,047,825
   19,157  United Stationers Supply Co., Term Loan - Distributor of
           office paper products.........................................  03/31/02                 19,280,153
   10,988  USA Waste Services, Term Loan - Waste disposal services.......  06/30/00                 11,029,494
    3,137  USA Waste Services, Revolving Credit..........................  06/30/00                  3,185,020
                                                                                                 -------------
                                                                                                   102,075,788
                                                                                                 -------------
Total Variable Rate** Senior Loan Interests  82.9%                                               3,237,734,095
                                                                                                 -------------

15  See Notes to Financial Statements




-------------------------------------------------------------------------------------------------------
Portfolio of Investments (Continued)

January 31, 1996 (Unaudited)
-------------------------------------------------------------------------------------------------------


Borrower                                                                                 Value
-------------------------------------------------------------------------------------------------------
Equities  0.6%
America's Favorite Chicken Co. (604,251 common shares)<F2><F3>..........................  $   1,148,077
America's Favorite Chicken Co. (34,864 preferred shares)<F2><F3>........................      2,370,752
Best Products Co., Inc. (297,480 common shares)<F3>.....................................      1,208,512
Best Products Co., Inc. (Warrants for 28,080 common shares)<F3>.........................            -0-
Core-Mark International, L.L.C. (Class B ownership interest)<F2>........................      2,571,831
Dan River, Inc. (10,975 common shares)<F2><F3>..........................................      1,967,353
Flagstar Cos., Inc. (8,755 common shares)<F3>...........................................         37,210
London Fog Industries, Inc. (10,833,012 common shares)<F2><F3>..........................            -0-
London Fog Industries, Inc. ($14,457,139 par amount of preferred stock,
  17.5% coupon, maturing 05/31/02)<F2><F5>..............................................     12,243,542
MICOM Communications, Inc. (Warrants for 114,035 common shares)<F3>.....................        848,135
Nextel Communications, Inc. (Warrants for 60,000 common shares)<F2><F3>.................            -0-
                                                                                          -------------
Total Equities..........................................................................     22,395,412
                                                                                          -------------
Total Long-Term Investments  83.5%
(Cost $3,256,728,970)<F1>...............................................................  3,260,129,507
                                                                                          -------------
Short-Term Investments at Amortized Cost
Commercial Paper  7.8%
Abbott Laboratory ($20,000,000 par, maturing 02/01/96 through 02/02/96,
yielding 5.41% to 5.48%)................................................................     19,999,543
American Brands, Inc. ($20,000,000 par, maturing 02/06/96, yielding 5.43%)..............     19,984,917
Amoco Credit Corp. ($20,000,000 par, maturing 02/02/96, yielding 5.45%).................     19,996,972
Anheuser Busch, Inc. ($20,000,000 par, maturing 02/05/96, yielding 5.40%)...............     19,988,000
AT&T Corp. ($20,000,000 par, maturing 02/01/96, yielding 5.41%).........................     20,000,000
Bayer Corp. ($14,990,000 par, maturing 02/07/96, yielding 5.47%)........................     14,976,334
Cargil Financial Services Corp. ($20,000,000 par, maturing 02/02/96, yielding 5.48%)....     19,996,956
Du Pont E I De Memours & Co. ($20,000,000 par, maturing 02/06/96, yielding 5.40%).......     19,985,000
Emerson Electric ($20,000,000 par, maturing 02/01/96, yielding 5.55%)...................     20,000,000
Ford Motor Credit Corp. ($20,000,000 par, maturing 02/06/96, yielding 5.42%)............     19,984,944
General Electric Capital Corp. ($18,400,000 par, maturing 02/01/96, yielding 5.50%).....     18,400,000
McDonald's Corp. ($20,000,000 par, maturing 02/05/96, yielding 5.47%)...................     19,987,844
Michelin North America, Inc. ($10,000,000 par, maturing 02/05/96, yielding 5.44%).......      9,993,956
Motorola, Inc. ($20,000,000 par, maturing 02/08/96, yielding 5.45%).....................     19,978,806
Raytheon Co. ($20,000,000 par, maturing 02/02/96, yielding 5.45%).......................     19,996,972
Wal-Mart Stores, Inc. ($20,000,000 par, maturing 02/07/96, yielding 5.45%)..............     19,981,833
                                                                                          -------------
Total Commercial Paper..................................................................    303,252,077
                                                                                          -------------
Short-Term Loan Participations  7.6%
AIG Funding Corp. ($20,000,000 par, maturing 02/05/96, yielding 5.41%)..................     20,000,000
Alltel Corp. ($20,000,000 par, maturing 02/01/96, yielding 5.50%).......................     20,000,000



16 See Notes to Financial Statements


-----------------------------------------------------------------------------------------------------------
Portfolio of Investments (Continued)

January 31, 1996 (Unaudited)
-----------------------------------------------------------------------------------------------------------

Borrower                                                                                      Value
-----------------------------------------------------------------------------------------------------------
Short-Term Loan Participations (Continued)
Ameritech Corp. ($20,000,000 par, maturing 02/06/96, yielding 5.41%).......................  $  20,000,000
AON Corp. ($20,000,000 par, maturing 02/02/96, yielding 5.47%).............................     20,000,000
Army & Air Force Exchange Services ($20,000,000 par, maturing 02/02/96, yielding 5.58%)....     20,000,000
Ashland Oil Co. ($17,200,000 par, maturing 02/01/96, yielding 5.81% to 5.92%)..............     17,200,000
Baxter International, Inc. ($10,000,000 par, maturing 02/05/96, yielding 5.65%)............     10,000,000
Bell Atlantic Financial Services ($5,000,000 par, maturing 02/27/96, yielding 5.40%).......      5,000,000
Central Telephone Co. ($20,000,000 par, maturing 02/05/96, yielding 5.52%).................     20,000,000
Champion International Corp. ($12,000,000 par, maturing 02/09/96, yielding 5.61%)..........     12,000,000
CIBA Geigy Corp. ($17,000,000 par, maturing 02/01/96 through 02/12/96, yielding 5.45%).....     17,000,000
Echlin, Inc. ($20,000,000 par, maturing 02/01/96, yielding 5.90%)..........................     20,000,000
Enron Corp. ($20,000,000 par, maturing 02/01/96, yielding 5.95%)...........................     20,000,000
Gillette Co. ($20,000,000 par, maturing 02/02/96, yielding 5.50%)..........................     20,000,000
National Rural Utilities Cooperative Finance ($20,000,000 par, maturing 02/13/96 through
03/06/96, yielding 5.40% to 5.50%).........................................................     20,000,000
Sara Lee Corp. ($20,000,000 par, maturing 02/08/96, yielding 5.43%)........................     20,000,000
USAA Capital Corp. ($15,000,000 par, maturing 02/05/96, yielding 5.46%)....................     15,000,000
                                                                                             -------------
Total Short-Term Loan Participations.......................................................    296,200,000
                                                                                             -------------
Total Short-Term Investments at Amortized Cost  15.4%......................................    599,452,077
                                                                                             -------------
Other Assets in Excess of Liabilities  1.1%................................................     44,496,029
                                                                                             -------------
Net Assets  100.0%.........................................................................$ 3,904,077,613
                                                                                            ==============


<F1>  At January 31, 1996, cost for federal income tax purposes is
      $3,256,728,970; the aggregate gross unrealized appreciation is $22,570,168, and the aggregate gross unrealized depreciation is $19,169,631, resulting in net unrealized appreciation of $3,400,537.

<F2>  Restricted security.

<F3>  Non-income producing security as this stock currently does not declare dividends.

<F4>  This Senior Loan interest is non-income producing. The Borrower has filed for protection in federal bankruptcy court.

<F5>  Payment-in-kind security.

* Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust esti mates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more major United States banks, (ii) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR") and (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.


17 See Notes to Financial Statements



-----------------------------------------------------------------------------------------------

Statement of Assets and Liabilities

January 31, 1996 (Unaudited)
-----------------------------------------------------------------------------------------------
Assets:
Investments, at Market Value (Cost $3,256,728,970) (Note 1)..................  $  3,260,129,507
Short-Term Investments (Note 1)..............................................       599,452,077
Receivables:
  Fund Shares Sold...........................................................        46,766,738
  Interest and Fees..........................................................        26,303,869
  Investments Sold...........................................................           295,051
Other........................................................................            33,477
                                                                               -----------------
Total Assets.................................................................     3,932,980,719
                                                                               -----------------
Liabilities:
Deferred Facility Fees.......................................................        18,683,162
Payables:
  Income Distributions.......................................................         4,997,099
  Investment Advisory Fee (Note 2)...........................................         3,030,669
  Administrative Fee (Note 2)................................................           797,544
  Fund Shares Repurchased....................................................            96,883
  Custodian Bank.............................................................            44,581
Accrued Expenses.............................................................         1,253,168
                                                                               -----------------
Total Liabilities............................................................        28,903,106
                                                                               -----------------
Net Assets...................................................................  $  3,904,077,613
                                                                               =================
Net Assets Consist of:
Common Shares ($.01 par value with an unlimited number of shares authorized,
389,797,676 shares issued and outstanding) (Note 3)..........................  $      3,897,977
Paid in Surplus..............................................................     3,905,623,483
Net Unrealized Appreciation on Investments...................................         3,400,537
Accumulated Undistributed Net Investment Income..............................         2,243,264
Accumulated Net Realized Loss on Investments.................................       (11,087,648)
                                                                               -----------------
Net Assets...................................................................  $  3,904,077,613
                                                                               =================
Net Asset Value Per Common Share
($3,904,077,613 divided by 389,797,676 shares outstanding)...................  $          10.02
                                                                               =================


18  See Notes to Financial Statements


----------------------------------------------------------------------------------
Statement of Operations

For the Six Months Ended January 31, 1996 (Unaudited)
----------------------------------------------------------------------------------
Investment Income:
Interest........................................................  $   135,028,093
Fees............................................................        9,779,750
Other...........................................................          446,374
                                                                  ----------------
Total Income....................................................      145,254,217
                                                                  ----------------
Expenses:
Investment Advisory Fee (Note 2)................................       15,241,566
Administrative Fee (Note 2).....................................        4,010,938
Shareholder Services (Note 2)...................................        1,992,015
Legal (Note 2)..................................................          555,000
Other...........................................................        1,697,009
                                                                  ----------------
Total Expenses..................................................       23,496,528
                                                                  ----------------
Net Investment Income...........................................  $   121,757,689
                                                                  ================
Realized and Unrealized Gain/Loss on Investments:
Realized Gain/Loss on Investments:
Proceeds from Sales and Principal Repayments....................  $   448,969,362
Cost of Securities Sold and Repaid..............................     (449,311,194)
                                                                  ----------------
Net Realized Loss on Investments................................         (341,832)
                                                                  ----------------
Unrealized Appreciation/Depreciation on Investments:
Beginning of the Period.........................................        8,636,619
End of the Period...............................................        3,400,537
                                                                  ----------------
Net Unrealized Depreciation on Investments During the Period....       (5,236,082)
                                                                  ----------------
Net Realized and Unrealized Loss on Investments.................  $    (5,577,914)
                                                                  ================
Net Increase in Net Assets from Operations......................  $   116,179,775
                                                                  ================


19  See Notes to Financial Statements




---------------------------------------------------------------------------------------------------------
Statement of Changes in Net Assets

For the Six Months Ended January 31, 1996 and the Year Ended July 31, 1995 (Unaudited)
---------------------------------------------------------------------------------------------------------

                                                                     Six Months Ended         Year Ended
                                                                     January 31, 1996      July 31, 1995
---------------------------------------------------------------------------------------------------------
From Investment Activities:
Net Investment Income..............................................  $    121,757,689   $    137,068,617
Net Realized Loss on Investments...................................          (341,832)        (5,468,220)
Net Unrealized Appreciation/Depreciation on Investments During the
Period.............................................................        (5,236,082)         2,107,100
                                                                     -----------------  -----------------
Change in Net Assets from Operations ..............................       116,179,775        133,707,497
Distributions from Net Investment Income...........................      (126,141,718)      (133,993,957)
                                                                     -----------------  -----------------
Net Change in Net Assets from Investment Activities................        (9,961,943)          (286,460)
                                                                     -----------------  -----------------
From Capital Transactions (Notes 3 and 5):
Proceeds from Common Shares Sold...................................     1,430,752,187      1,349,284,514
Value of Shares Issued Through Dividend Reinvestment...............        69,822,562         74,960,773
Cost of Shares Repurchased.........................................      (116,600,180)      (122,897,620)
                                                                     -----------------  -----------------
Net Change in Net Assets from Capital Transactions.................     1,383,974,569      1,301,347,667
                                                                     -----------------  -----------------
Total Increase in Net Assets.......................................     1,374,012,626      1,301,061,207
Net Assets:
Beginning of the Period............................................     2,530,064,987      1,229,003,780
                                                                     -----------------  -----------------
End of the Period (Including undistributed net investment income
of $2,243,264 and $6,627,293, respectively) .......................  $  3,904,077,613   $  2,530,064,987
                                                                     =================  =================

20  See Notes to Financial Statements



----------------------------------------------------------------------------------------
Statement of Cash Flows

For the Six Months Ended January 31, 1996 (Unaudited)
----------------------------------------------------------------------------------------
Change in Net Assets from Operations................................  $     116,179,775
                                                                      ------------------
Adjustments to Reconcile the Change in Net Assets from
Operations to Net Cash Provided by Operating Activities:
Increase in Investments at Value....................................     (1,260,570,905)
Increase in Short-Term Investments at Amortized Cost................       (103,737,269)
Increase in Interest and Fee Receivables............................        (10,062,752)
Increase in Receivable for Investments Sold.........................           (295,051)
Increase in Other Assets............................................            (33,477)
Increase in Deferred Facility Fees..................................          1,678,086
Increase in Investment Advisory and Administrative Fees Payable.....          1,351,322
Increase in Accrued Expenses........................................             46,282
                                                                      ------------------
Total Adjustments...................................................     (1,371,623,764)
                                                                      ------------------
Net Cash Used for Operating Activities..............................     (1,255,443,989)
                                                                      ------------------
Cash Flows from Financing Activities (Notes 3 and 5):
Proceeds from Shares Sold...........................................      1,416,107,975
Payments on Shares Repurchased......................................       (116,511,431)
Increase in Intra-day Credit Line...................................             44,581
Cash Dividends Paid.................................................        (54,532,599)
                                                                      ------------------
Net Cash Provided by Financing Activities...........................      1,245,108,526
                                                                      ------------------
Net Decrease in Cash................................................        (10,335,463)
Cash at Beginning of the Period.....................................         10,335,463
                                                                      ------------------
Cash at End of the Period...........................................  $              -0-
                                                                      ==================


21  See Notes to Financial Statements



Financial Highlights
------------------------------------------------------------------------------------------------------------------------

The following schedule presents financial highlights for one common share of the
Trust outstanding throughout the periods indicated. (Unaudited)
------------------------------------------------------------------------------------------------------------------------
                                                    Six Months Ended                    Year Ended July 31
                                                    January 31, 1996      1995           1994        1993         1992
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..........  $        10.046   $   10.052   $    10.004  $     9.998  $     9.985
                                                    ---------------   ----------   -----------  -----------  -----------
Net Investment Income.............................             .379         .756          .618         .600         .698
Net Realized and Unrealized Gain/Loss on
Investments.......................................            (.010)       (.004)         .015         .008         .004
                                                    ---------------   ----------   -----------  -----------  -----------
Total from Investment Operations..................             .369         .752          .633         .608         .702
                                                    ---------------   ----------   -----------  -----------  -----------
Less:
Distributions from Net Investment Income..........             .399         .758          .585         .600         .689
Distributions in Excess of Net Investment Income
(Note 1)..........................................              -0-          -0-           -0-         .002          -0-
                                                    ---------------   ----------   -----------  -----------  -----------
Total Distributions...............................             .399         .758          .585         .602         .689
                                                    ---------------   ----------   -----------  -----------  -----------
Net Asset Value, End of the Period................  $        10.016   $   10.046   $    10.052  $    10.004  $     9.998
                                                    ===============   ==========   ===========  ===========  ===========

Total Return......................................            3.73%*        7.82%        6.52%        6.17%        7.25%
Net Assets at End of the Period (In millions).....  $       3,904.1   $  2,530.1   $  1,229.0   $    966.7   $    928.3
Ratio of Expenses to Average  Net Assets .........             1.47%        1.49%        1.53%        1.53%        1.55%
Ratio of Net Investment Income to Average Net
Assets  ..........................................             7.63%        7.71%        6.16%        5.96%        6.98%
Portfolio Turnover <F1>...........................            15.89%       71.31%       73.50%       66.54%       58.79%

<F1>  Calculation includes the proceeds from repayments and sales of variable rate senior loan interests.

*Non-Annualized

22  See Notes to Financial Statements




Notes to Financial Statements
January 31, 1996 (Unaudited)
--------------------------------------------------------------------------------


1. Significant Accounting Policies
Van Kampen American Capital Prime Rate Income Trust (the "Trust") is registered as a nondiversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to United States corporations, partnerships and other entities. The Trust commenced investment operations on October 4, 1989.
  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation---The value of the Trust's portfolio is determined by Van Kampen American Capital Investment Advisory Corp. (the "Adviser") following guidelines and procedures established, and periodically reviewed, by the Board of Trustees. The value of a Variable Rate Senior Loan interest in the Trust's portfolio is determined with reference to changes in market interest rates and to the creditworthiness of the underlying obligor. In valuing Variable Rate Senior Loan interests, the Adviser considers market quotations and transactions in instruments that the Adviser believes may be comparable to such Variable Rate Senior Loan interests. In determining the relationship between such instruments and the Variable Rate Senior Loan interests, the Adviser considers such factors as the creditworthiness of the underlying obligor, the current interest rate, the interest rate redetermination period and maturity date. To the extent that reliable market transactions in Variable Rate Senior Loan interests have occurred, the Adviser also considers pricing information derived from such secondary market transactions in valuing Variable Rate Senior Loan interests. Other portfolio securities are valued on the basis of prices furnished by pricing services or as determined in good faith by the Adviser. Short-term securities are valued at amortized cost.

B. Security Transactions---Investment transactions are recorded on a trade date basis.Realized gains and losses are determined on an identified cost basis.


23


Notes to Financial Statements (Continued)
January 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

C. Investment Income---Interest income is recorded on an accrual basis. Facility fees received are recognized as income ratably over the expected life of the loan. Market premiums and discounts are amortized over the stated life of each applicable security.

D. Federal Income Taxes---It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
  The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 1995, the Trust had an accumulated capital loss carryforward for tax purposes of $5,605,446. Of this amount, $137,226 and $5,468,220 will expire on July 31, 2002 and 2003, respectively. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

E. Distribution of Income and Gains---The Trust declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

2. Investment Advisory Agreement and Other Agreements
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .95% of the average net assets of the Trust.
  On November 10, 1995, the Board of Trustees approved a new investment advisory agreement. The terms of this agreement, subject to shareholder approval, are as follows:

Average Net Assets       % Per Annum
------------------------------------
First $4.0 billion.....  .950 of 1%
Next $3.5 billion......  .900 of 1%
Next $2.5 billion......  .875 of 1%
Over $10.0 billion.....  .850 of 1%


  In addition, the Trust will pay a monthly administrative fee to Van Kampen American Capital Distributors, Inc., the Trust's Administrator, at an annual rate of .25% of the average net assets of the Trust. The administrative services to be provided by the Administrator


24



Notes to Financial Statements (Continued)
January 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.
  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.
  For the six months ended January 31, 1996, the Trust recognized expenses of approximately $19,400 representing the cost to the Administrator or its affiliates (collectively "VKAC") of providing legal services to the Trust.
  For the six months ended January 31, 1996, the Trust recognized expenses of approximately $1,649,300, representing the cost to ACCESS Investor Services Inc., an affiliate of the Adviser, of providing transfer agency and shareholder services to the Trust plus a profit.
  Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.
  The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. The Trust's liability under the deferred compensation and retirement plans at January 31, 1996, was approximately $35,700.

3. Capital Transactions
At January 31, 1996 and July 31, 1995, paid in surplus aggregated $3,905,623,483 and $2,523,028,402, respectively.
  Transactions in common shares were as follows:

                            Six Months Ended     Year Ended
                            January 31, 1996  July 31, 1995
-----------------------------------------------------------
Beginning Shares..........      251,848,949    122,267,677
                            ----------------  -------------
Shares Sold...............      142,616,925    134,357,255
Shares Issued Through
Dividend Reinvestment.....        6,959,479      7,465,118
Shares Repurchased........      (11,627,677)   (12,241,101)
                            ----------------  -------------
Net Increase in
Shares Outstanding........      137,948,727    129,581,272
                            ----------------  -------------
Ending Shares.............      389,797,676    251,848,949
                            ================  =============



25



Notes to Financial Statements (Continued)
January 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

4. Investment Transactions
Aggregate purchases and the cost of securities sold and repaid, excluding short-term notes, for the six months ended July 31, 1995, were $1,714,224,663 and $449,311,194, respectively.

5. Tender of Shares
The Board of Trustees currently intends, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its then outstanding common shares at the then net asset value of the common shares. For the six months ended January 31, 1996, 11,627,677 shares were tendered and repurchased by the Trust.

6. Early Withdrawal Charge
An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than five years which are accepted by the Trust for repurchase pursuant to tender offers. The early withdrawal charge will be payable to VKAC. Any early withdrawal charge which is required to be imposed will be made in accordance with the following schedule.

Year of Repurchase        Withdrawal Charge
-------------------------------------------
First...................               3.0%
Second..................               2.5%
Third...................               2.0%
Fourth..................               1.5%
Fifth...................               1.0%
Sixth and following.....               0.0%


  For the six months ended January 31, 1996, VKAC received early withdrawal charges of approximately $1,830,000 in connection with tendered shares of the Trust.

7. Commitments
Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Trust had unfunded loan commitments of approximately $217,647,000 as of January 31, 1996. The Trust will maintain with its custodian short-term investments having an aggregate value at least equal to the amount of unfunded loan commitments.


26



Notes to Financial Statements (Continued)
January 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

  The Trust has entered into revolving credit agreements with Morgan Guaranty Trust Company of New York, Bank of America and State Street Bank and Trust Company for up to $50,000,000, $50,000,000 and $50,000,000, respectively. The proceeds of any borrowing by the Trust under the revolving credit agreements may only be used, directly or indirectly, for liquidity purposes in connection with the consummation of a tender offer by the Trust for its shares. Annual commitment fees under each facility of 1/10 of 1% are charged on the unused portion of the credit lines. Borrowings under these facilities will bear interest at either the banks' prime rate or the Federal Funds rate plus 1/4 to 1/2 of 1%. There have been no borrowings under these agreements to date.

8. Senior Loan Participation Commitments
The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Trust and the Borrower.
  At January 31, 1996, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

                       Principal
                       Amount       Value
Selling Participant    (000)        (000)
-----------------------------------------------
Bankers Trust          $   118,952  $   119,489
Mellon Bank                 20,000       20,048
Chemical Bank               13,908       14,175
Merrill Lynch Capital       11,114       11,116
Natwest USA                  9,697        9,585
Banque Paribas               3,953        3,934
FNB Canada                   3,281        2,789
NationsBank                    448          454
                       -----------  -----------
Total                  $   181,353  $   181,590
                       ===========  ===========



27


Funds Distributed by Van Kampen American Capital
--------------------------------------------------------------------------------


GLOBAL AND INTERNATIONAL
  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund

EQUITY
Growth
  Emerging Growth Fund
  Enterprise Fund
  Pace Fund
Growth & Income
  Balanced Fund
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund

FIXED INCOME
  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Limited Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund
  Texas Tax Free Income Fund

THE GOVETT FUNDS
  Emerging Markets Fund
  Global Income Fund
  International Equity Fund
  Latin America Fund
  Pacific Strategy Fund
  Smaller Companies Fund

Ask your investment adviser for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.


28


Van Kampen American Capital Prime Rate Income Trust
--------------------------------------------------------------------------------


Officers and Trustees

Don G. Powell*
Chairman and Trustee

Dennis J. McDonnell*
President and Trustee

David C. Arch
Trustee

Rod Dammeyer
Trustee

Howard J Kerr
Trustee

Theodore A. Myers
Trustee

Hugo F. Sonnenschein
Trustee

Wayne W. Whalen*
Trustee

Peter W. Hegel*
Vice President

Jeffrey W. Maillet*
Vice President

Ronald A. Nyberg*
Vice President and Secretary

Edward C. Wood, III*
Vice President and Treasurer

Scott E. Martin*
Assistant Secretary

Weston B. Wetherell*
Assistant Secretary

Nicholas Dalmaso*
Assistant Secretary

John L. Sullivan*
Controller

Steven M. Hill*
Assistant Treasurer


Investment Adviser

Van Kampen American Capital Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181


Distributor

Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181


Shareholder Servicing Agent

ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256


Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105


Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom
333 West Wacker Drive
Chicago, Illinois 60606


Independent Auditors

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

*"Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C)Van Kampen American Capital Distributors, Inc., 1996 All rights reserved.

SM denotes a service mark of
Van Kampen American Capital Distributors, Inc.


29